Exhibit 10.36

                             NOTE PURCHASE AGREEMENT

         This NOTE PURCHASE AGREEMENT (this "Agreement"), dated as of April 26, 2007, is entered into by and among Somanta Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Access Pharmaceuticals, Inc., a Delaware corporation (the "Lender").

         WHEREAS, the Lender has agreed to lend to the Company on the date hereof the aggregate principal amount of $33,461.89 and may lend to the Company from time to time after the date hereof an additional aggregate principal amounts, all as hereinbelow provided.

         NOW, THEREFORE, in consideration of the mutual promises and covenants in this Agreement, the parties hereto agree as follows:

         1.       (a)      Initial Loan Amount. On the date hereof (the
"Closing"), the Lender shall pay, on behalf of the Company, the initial loan amount of $33,461.89 (the "Loan") by check or wire transfer pursuant to wire transfer instructions furnished by the Company. At the Closing, the Company shall issue to the Lender a promissory note in the form of Exhibit A hereto, initially reflecting outstanding principal in the amount of the Loan (the "Note"). In addition, at the Closing, the Company shall execute, deliver and/or authorize, as the case may be, (i) the Patent Collateral Assignment and Security Agreement in the form of Exhibit B hereto (the "Patent Agreement"), (ii) the Trademark Collateral Assignment and Security Agreement in the form of Exhibit C hereto (the "Trademark Agreement"), (iii) the Security Agreement in the form of Exhibit D hereto (the "Security Agreement"), and (iv) all other instruments and documents, including, without limitation, Uniform Commercial Code financing statements, required to be delivered pursuant to the Patent Agreement, the Trademark Agreement and the Security Agreement (such other instruments and documents, with the Patent Agreement, the Trademark Agreement and the Security Agreement, the "Security Documents," which Security Documents, together with this Agreement, and the Note, are collectively referred to herein as the "Loan Documents").

                  (b) Possible Additional Loan Amounts. Upon a request by the Company in the form of Exhibit E hereto, Lender may, in its sole and absolute discretion, advance additional Loan amounts requested by the Company, whereupon Lender shall annotate the Table of Advances and Repayment of Principal attached to the Note to record such Loan advance, thereby increasing the Loan and the then outstanding principal balance owed under the Note by the amount of such advance. The Company hereby authorizes Lender to make such annotations and such annotations shall be deemed to be amendments to the Note duly authorized and agreed by the Company.

         2. Representations, Warranties and Certain Covenants of the Lender. The Lender hereby represents, warrants and covenants to the Company as to itself, as follows:

                  (a) The Lender understands that the offering and sale of the Note are intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of
         Section 4(2) thereof and the provisions of Regulation D promulgated thereunder and, in accordance therewith and in furtherance thereof, the Lender further represents and warrants to and agrees with the Company as follows:

                           (i) the Lender is purchasing the Note for such Lender's own account, for investment only, and not with a view to, or for sale in connection with, any distribution of the
                  Note in violation of the Securities Act, any rule or regulation thereunder, or any state securities laws;

                           (ii) the Lender understands that all documents, records and books pertaining to this investment have been made available for inspection by the Lender, the Lender's counsel and/or the Lender's accountants, the Lender has carefully reviewed all such documents, and understands and has relied only on information provided to such Lender in writing by the Company relating to this investment;

                           (iii) the Lender and/or the Lender's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Note, and all such questions have been answered to the full satisfaction of such Lender;

                           (iv) the Lender is not relying on the Company with respect to the investment considerations of the Lender relating to this investment;

                           (v) the Lender (A) will not sell, transfer, pledge, assign or otherwise dispose of the Note without registration thereof under the Securities Act or pursuant to an exemption from registration and, if pursuant to an exemption from registration and if requested by the Company, receipt by the Company of an opinion of counsel in form and substance satisfactory to the Company and its counsel to the effect that such registration is not required, and (B) fully understands and agrees that the Lender must bear the economic risk of the Lender's investment for an indefinite period of time because, among other reasons, the Note has not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, transferred, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless an exemption from such registration is available; and

                           (vi) the Lender understands that sales or transfers of the Note may be made only in compliance with certain state securities laws, and the Note will bear a legend reflecting the transfer restrictions imposed thereon and a notation may be made in the records of the Company restricting the transfer of the Note in a manner consistent with the foregoing.

                  (b) The Lender is an "accredited investor" within the meaning of Rule 501 of Regulation D, as promulgated by the Securities and Exchange Commission, as presently in effect.

         3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Lender as follows as of the date set forth above (and, in the event of any advance under the Note, as of the date of any request for an advance under the Note, as applicable):

         (a) Corporate Power; Binding Effect; Non-Contravention. The Company has all requisite power and full legal right to execute and deliver this Agreement and each of the other Loan Documents, and to perform all of its obligations hereunder and thereunder in accordance with the respective terms hereof and thereof. The Loan Documents and the transactions contemplated thereby have been duly approved and authorized by all requisite corporate action on the part of the Company, and the Loan Documents have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms. The execution, delivery and performance by the Company of the Loan Documents in accordance with their respective terms, and the consummation by the Company of the transactions contemplated thereby, will not result (with or without the giving of notice or the lapse of time or both) in any conflict, violation, breach, or default, or the creation of any lien or encumbrance of any nature ("Liens") upon any assets of the Company, (other than pursuant to the Security Documents), or the termination, acceleration, vesting or modification of any right or obligation, under or in respect of (i) the Certificate of Incorporation or by-laws of the Company, each as amended to date, (ii) any judgment, decree, order, statute, rule, or regulation binding on or applicable to the Company, or (iii) any agreement or instrument to which the Company is a party or by which it or any of its assets is or are bound.

         (b) Properties, Leases, Etc. Except with respect to Liens in favor of the Lender pursuant to the Security Documents, the Company has (A) good and marketable title to all of the assets and properties owned by it, free and clear of all Liens, (B) valid title to the lessee interest in all assets and properties leased by the Company as lessee, free and clear of all Liens, and (C) full right to hold and use all of its assets and properties used in or necessary to its businesses and operations, in each case all free and clear of all Liens, and in each case subject to applicable laws and the terms of any lease under which the Company leases such assets or properties as lessee. All such assets and properties are in good condition and repair, reasonable wear and tear excepted, and are adequate and sufficient to carry on the businesses of the Company as presently conducted. The Company does not own any real property or any interest (other than a leasehold interest) in any real property. The Company's leasehold interests are subject to no Lien, and the Company is in quiet possession of the properties covered by such leases. The Company's leasehold interests are subject to no Lien caused by the Company, and the Company is in quiet possession of the properties covered by such leases.

         (c) Tax Matters. The Company has timely filed all tax returns required to be filed by it, each such tax return has been prepared in compliance with all applicable laws and regulations, and all such tax returns are true and accurate in all material respects. All taxes due and payable by the Company have been paid in respect of any period ending on or before the date hereof, and the Company will not be liable for any additional taxes in respect of any taxable period ending on or before the date hereof in an amount that exceeds the corresponding reserve therefor, if any, reflected in the accounting records of the Company as of the date hereof. No claim has ever been made by a taxing authority in a jurisdiction where the Company does not pay tax or file tax returns that the Company is or may be subject to taxes assessed by such jurisdiction. There are no Liens for taxes (other than current taxes not yet due and payable) on the assets of the Company. There is no action, suit, taxing authority proceeding, or audit with respect to any tax now in progress, pending, or, to the Company's knowledge, threatened, against or with respect to the Company. No deficiency or proposed adjustment in respect of taxes that has not been settled or otherwise resolved has been asserted or assessed by any taxing authority against the Company. The Company has not consented to extend the time in which any tax may be assessed or collected by any taxing authority. The Company has not requested or been granted an extension of the time for filing any tax return to a date on or after the Closing. The Company has withheld and paid all taxes required to have been withheld and paid by it in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party.

         (d) Governmental and Other Third-Party Consents. Except for filings or other notices required by applicable federal and state securities laws (which will be completed by the Company within the applicable periods), no consent, approval or authorization of, or registration, designation, declaration or filing with, any governmental authority, federal or other, or any other person or entity is required on the part of the Company in connection with its execution, delivery or performance of this Agreement and the Note and its consummation of the transactions contemplated hereby and thereby, or the continued conduct of the present business of the Company after the Closing.

         (e) Compliance with Securities Laws. Assuming the accuracy of the representations of the Lender contained in Section 2 hereof, the offer, issuance and delivery of the Note as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and are exempt from registration or qualification under applicable states' securities laws. Neither the Company nor anyone authorized by the Company to act on its behalf will hereafter offer to sell, solicit offers to buy, or sell, any securities of the Company so as to subject the offer, issuance and sale of the Note to the registration requirements of the Securities Act.

         (f) Brokers. No finder, broker, agent or other intermediary has acted for or on behalf of the Company in connection with the negotiation or consummation of the transactions contemplated hereby, and no fee will be payable by the Company to any such person in connection with such transactions.

         (g) Disclosure. No representation or warranty by the Company in this Agreement or any other Loan Document, in any schedule to this Agreement or any other Loan Document, or in the Note, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein not false or misleading.

         (h) Other Representations, Warranties and Covenants. All representations, warranties and other statements of fact made by the Company in the Agreement and Plan of Merger, by and among the Company, the Lender and the other parties thereto, dated as of April 18, 2007 (the "Merger Agreement"), are true and correct. The Company has fully performed all of its covenants and duties set forth in the Merger Agreement and required to be performed by the

Company as of the date hereof (and as of the date of any request for an advance under the Note, as applicable).

         4. Indemnification by the Company. The Company agrees to indemnify and hold harmless the Lender and the officers, directors, and affiliates and each other person, if any, who controls the Lender within the meaning of Section 15 of the Securities Act, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any other Loan Document furnished by the Company to any of the foregoing in connection with this transaction.

         5.       Miscellaneous Provisions.
                  ------------------------

         (a)      Amendments, Consents and Waivers.
                  --------------------------------

                  (i) This Agreement or any provision hereof may be amended or terminated by the agreement of the Company and the Lender, and the observance of any provision of this Agreement that is for the benefit of the Lender may be waived (either generally or in a particular instance, and either retroactively or prospectively), and any consent, approval, or other action to be given or taken by the Lender pursuant to this Agreement, may be given or taken by the waiver, consent, approval or other action of the Lender; provided, however, that the Lender may, in writing, waive the benefits of any provision of this Agreement.

                  (ii) No course of dealing between the Company and the Lender will operate as a waiver of any of the Company's or the Lender's rights under this Agreement. No waiver of any breach or default hereunder will be valid unless in a writing signed by the waiving party. No failure or other delay by any person in exercising any right, power, or privilege hereunder will be or operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

         (b) Notices. All notices, requests, payments, instructions or other documents to be given hereunder will be in writing or by written telecommunication, and will be deemed to have been duly given if (i) delivered personally (effective upon delivery), (ii) mailed by certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (iii) sent by a reputable, established courier service that guarantees overnight delivery (effective the next business day) or (iv) dispatched by telecopier if the telecopy is received in complete, readable form (effective upon dispatch), addressed as follows (or to such other address as the recipient party may have furnished to the sending party):

                  (i)      If to the Company:

                  Somanta Pharmaceuticals, Inc.
                  19200 Von Karman Avenue, Suite 400
                  Irvine, CA 92612
                  Attention:  Terrance Bruggeman
                  Telecopier No.:  (949) 706-3698

         with copies sent at the same time and by the same means to:

                  Adam Lenain
                  Foley & Lardner LLP
                  402 W. Broadway, Suite 2100
                  San Diego, CA 92101
                  Attention:  Adam Lenain, Esq.
                  Telecopier No.:  (619)  234-3510

                  (ii)     If to Lender, to

                  Access Pharmaceuticals, Inc.
                  2600 Stemmons Freeway, Suite 176
                  Dallas, TX 75207
                  Attention:  Stephen Seiler
                  Telecopier No.: (214) 905-5101

         with a copy sent at the same time and by the same means to:

                  Bingham McCutchen LLP
                  150 Federal Street
                  Boston, Massachusetts  02110
                  Attention:  John J. Concannon III, Esq.
                  Telecopier No.  (617) 951-8736

         (c) Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all of which together will constitute one and the same instrument. In pleading or proving this Agreement, it will not be necessary to produce or account for more than one such complete counterpart.

         (d) Captions. The captions of sections or subsections of this Agreement are for reference only and will not affect the interpretation or construction of this Agreement.

         (e) Binding Effect and Benefits. This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, the provisions of this Agreement that are for the Lender's benefit will inure to the benefit of all permitted transferees of the Note, and the applicable provisions of this Agreement that bind the Lender will bind all transferees of the Note. Nothing in this Agreement is intended to or will confer any rights or remedies on any person other than the parties hereto and their respective successors and permitted assigns.

         (f) Assignment. This Agreement and the rights and obligations hereunder may not be assigned by the Company without the prior written consent of the Lender in their sole and absolute discretion. This Agreement and the rights and obligations hereunder and under the Note may be transferred by the Lender in the Lender's sole discretion at any time, in whole or in part, including, without limitation, to affiliates of the Lender, without the consent of any other party hereto.

         (g) Further Assurances. From time to time on and after the Closing, the Company will promptly execute and deliver all such further instruments and assurances, and will promptly take all such further actions, as the Lender may reasonably request in order more effectively to effect or confirm the transactions contemplated by this Agreement and/or any of the Loan Documents and to carry out the purposes hereof and thereof.

         (h) Severability. No invalidity or unenforceability of any section of this Agreement or any portion thereof will affect the validity or enforceability of any other section or the remainder of such section.

         (i) Entire Agreement. This Agreement, together with the exhibits and schedules hereto and the Loan Documents, contains the entire understanding and agreement among the parties, or between or among any of them, and supersedes any prior understandings or agreements between or among any of them, with respect to the subject matter hereof.

         (j) Governing Law; Consent to Jurisdiction. This Agreement will be governed by and interpreted and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regards to conflicts of laws principles. The Company agrees that any action or claim arising out of any dispute in connection with this Agreement, any rights or obligations hereunder or the performance or enforcement of such rights or obligations may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein, and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address specified herein. The Company hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

         (k) Waiver of Jury Trial. THE COMPANY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE

PERFORMANCE OR ENFORCEMENT OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Company waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Company (a) certifies that the Lender nor any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement, and
(b) acknowledges that, in entering into this Agreement and the other Loan Documents to which the Lender is a party, the Lender is relying upon, among other things, the waivers and certifications contained in this paragraph.

         (l) Expenses. The Company agrees to pay on demand all costs and expenses, including reasonable fees and disbursements of a single counsel for the Lender, incurred in connection with the negotiation, preparation, execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby, and all costs and expenses, including reasonable fees and disbursements of a single counsel for the Lender, incurred in connection with any amendments to or waivers under or in respect of the Loan Documents from time to time.


                         [Signatures on Following Page.]

         IN WITNESS WHEREOF, the Company and the Lender have duly executed this Agreement as an agreement under seal on and as of the date first above written.


COMPANY:                               SOMANTA PHARMACEUTICALS, INC.

                                       By: /s/ TERRANCE J. BRUGGEMAN
                                           ------------------------------------
                                           Name:  Terrance J. Bruggeman
                                           Title: Executive Chairman



LENDER:                                ACCESS PHARMACEUTICALS, INC.

                                       By: /s/ STEPHEN SEILER
                                           ------------------------------------
                                          Name:   Stephen Seiler
                                          Title:  President and CEO

                                                                       Exhibit A
                                                                       ---------

                                  Form of Note
                                  ------------
                                 (See attached.)

                                                                       Exhibit B
                                                                       ---------


           Form of Patent Collateral Assignment and Security Agreement
           -----------------------------------------------------------
                                 (See attached.)

                                                                       Exhibit C
                                                                       ---------

         Form of Trademark Collateral Assignment and Security Agreement
         --------------------------------------------------------------
                                 (See attached.)

                                                                       Exhibit D
                                                                       ---------

                           Form of Security Agreement
                           --------------------------
                                 (See attached.)

                                                                       Exhibit E
                                                                       ---------

                        Form of Request for Loan Advance
                        --------------------------------


Access Pharmaceuticals, Inc.
2600 Stemmons Freeway, Suite 176
Dallas, TX 75207
Attention:  Stephen Seiler


Dear Mr. Seiler:

Somanta Pharmaceuticals, Inc. (the "Borrower") hereby requests that Access Pharmaceuticals, Inc. (the "Lender") advance the principal amount set forth below, under the promissory note, executed and delivered to by the Borrower as of April 26, 2007 (the "Note").

                                                           Date Advance is
Amount of Advance Requested       Wire Instructions        Requested to Be Made
--------------------------------------------------------------------------------








In the event the Lender agrees to, and does, advance any amount requested hereunder, Borrower hereby requests that the Lender amend the Note and annotate the Table of Advances and Repayment of Principal attached to the Note to reflect such amount as an additional principal amount payable thereunder.

Sincerely,

Somanta Pharmaceuticals, Inc.


By: __________________________
Name:
Title:

Date: ________________________